UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010 (August 31, 2010)

DIGITALGLOBE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260 Longmont, Colorado	80503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 684-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2010, Jill Smith notified DigitalGlobe, Inc. (the “Company”) that she has elected not to renew her employment agreement with the Company, which is scheduled to expire on September 1, 2011. The Board of Directors of the Company has engaged a search firm to begin the search for Ms. Smith’s successor. Ms. Smith has agreed to remain in her position as Chairman and Chief Executive Officer until her successor is retained. Ms. Smith will resign from the Company’s Board of Directors upon her resignation from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2010	DIGITALGLOBE, INC.

	By:	/s/ Yancey L. Spruill
	Name:	Yancey L. Spruill
	Title:	Executive Vice President, Chief Financial Officer and Treasurer